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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 (Amendment No. 1)

                               AMENDED CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): JANUARY 10, 2005

                              MORGAN BEAUMONT, INC.
                              ---------------------
               (Exact name of Registrant as specified in charter)

             NEVADA                      000-33389                52-2268239
             ------                      ---------                ----------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)

                    2280 TRAILMATE DRIVE, SARASOTA, FL 34243
                    ----------------------------------------
                    (Address of principal executive offices)

        Registrant's Telephone Number, Including Area Code: 941-753-2875
                                                            ------------
INCORPORATION BY REFERENCE
--------------------------

The SEC allows Morgan Beaumont, Inc. (the "Company") to "incorporate" into this amended report information that it files with the SEC in other documents. This means we can disclose important information to you by referring to other documents that contain that information. The information incorporated by reference is considered to be part of this report. Information contained in this amended report automatically updates and supercedes previously filed information. The Company is incorporating by reference the referenced below.

Reference is made to the Report on Form 8-K filed by the Company on January 31, 2005 (the "Form 8-K"). Pursuant to Rule 12b-15 of the Securities Exchange Act of 1934, as amended, Item 8.01(b) of the Company's Form 8-K filed on January 31, 2005 is hereby amended and restated to read in its entirety as follows:




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ITEM 8.01 OTHER EVENTS.

(b) Agreement with Acosta and eChex
    -------------------------------

Pursuant to the Loan and Security Agreement with eChex, the Company became a party to a Broker-Client Agreement among Acosta, Inc., eChex, Inc. and the Company, pursuant to which Acosta will provide in-store support for Morgan Beaumont Privately Labeled Non-Hologram Stored Value Card-ATM Card and Morgan Beaumont Privately Labeled Hologram Stored Value Card-ATM Card, which are privately labeled as the "eChex" cards. The Company is currently determining whether it will deliver products through eChex, or directly to the national retail stores selling the eChex cards. The Company expects to make this determination within the next month. There exists the possibility that during the anticipated rollout of the first 160,000 packages of eChex cards into the retail channels, there could be a delay in the Company's second quarter revenue from these cards until early in the Company's third quarter. This delay could be due to the logistics of producing and packaging the cards for the stores. The Company is working diligently to stay on the schedule as outlined in the Acosta, Morgan Beaumont and eChex Agreement.

(c) FORMATION OF NEW SUBSIDIARY
    ---------------------------

The Company formed a Florida Limited Liability Company in the name of MBI Services Group, LLC, to manage the Company's licensing applications and operations in various states in which the Company does business or will do business. The Company's President, Erik Jensen, will serve as the manger of the new company.

ITEM 9.01 EXHIBITS.

There are no exhibits included herein.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MORGAN BEAUMONT, INC.

/s/ Clifford Wildes
---------------------------------
By: Clifford Wildes

CEO, Treasurer and Director

Dated: January 31, 2005

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